MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-May-98
Reporting Month:  April

               Class
             Interest       Beginning       Interest      Interest      Principal        Total     Applied       Ending
  Class        Rate          Balance         Accrual       Payment       Payment     Distribution     Losses     Balance

Class A-1    6.176250%  $171,066,716.82   $880,459.01   $880,459.01 $10,201,830.06 $11,082,289.07     $0.00    $160,864,886.76
Class A-2    15.000000%  $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00     $0.00     $45,500,000.00
Class A-3    7.000000%   $16,495,742.01    $96,225.16    $96,225.16    $573,681.18    $669,906.34     $0.00     $15,922,060.83
Class A-4    7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00     $0.00      $7,000,000.00
Class A-5    6.176250%    $7,591,252.11    $39,071.23    $39,071.23    $343,079.89    $382,151.12     $0.00      $7,248,172.22

                        $247,653,710.94 $1,628,255.40 $1,628,255.40 $11,118,591.13 $12,746,846.53     $0.00    $236,535,119.81




  Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1                      589962AT6    Senior        Sequential   Floater

Class A-2                      589962AU3    Senior        Sequential   Floater

Class A-3                      589962AV1    Senior        Sequential   Fixed

Class A-4                      589962AW     Senior        Sequential   Fixed

Class A-5                      589962AX7    Senior        Sequential   Floater


MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     28-May-98
Reporting Month:  April


                                                                 Interest    Interest    Principal
               Original    Original     Integral      Record      Accrual     Payment     Payment        Ending         Remaining
  Class         Balance    Pct Pool   Denomination     Date      Factor       Factor      Factor         Balance    Principal Factor

Class A-1 $435,000,000.00    78.06%    $1,000.00    30-Apr-98  2.02404370   2.02404370    23.4524829 $160,864,886.76     0.36980434
Class A-2  $45,500,000.00     8.17%    $1,000.00    30-Apr-98  12.5000000   12.5000000    0.00000000  $45,500,000.00     1.00000000
Class A-3  $26,300,000.00     4.72%    $1,000.00    30-Apr-98  3.65875133   3.65875133    21.8129726  $15,922,060.83     0.60540155
Class A-4   $7,000,000.00     1.26%    $1,000.00    30-Apr-98  6.25000000   6.25000000    0.00000000   $7,000,000.00     1.00000000
Class A-5  $14,750,000.00     2.65%    $1,000.00    30-Apr-98  2.64889695   2.64889695    23.2596535   $7,248,172.22     0.49140151

          $528,550,000.00                                                                            $236,535,119.81

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-May-98
Report Date:    April

Collateral Proceeds Account


Beginning Balance                    $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee    $2,018,364.63                  Interest Payments    $1,628,255.40
Principal                       $11,118,591.13                  Principal Payments  $11,118,591.13
Deposits From Reserve Fund               $0.00                  Surplus                $364,484.59
Other Deposits                           $0.00                  MBIA Fee                $25,624.64



Total Deposit                   $13,136,955.76                  Total Withdrawals   $13,136,955.76



Ending Balance                           $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies





  MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         28-May-98
  Reporting Month       April

  Reserve Funds and Subordination




                               Initial Coverage   Beginning Coverage     Adjustments Losses  Insured Balance  Ending Balance
Type

Pool Over Collateralization   5.15%$28,702,601.63  9.74% $26,716,247.68   $0.00 $223,568.74  $263,027,798.79  10.07%$26,492,678.94


  Surplus Summary

  Class                      Total Distribution
  Surplus                           $364,484.59

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days               118         $12,041,978             4.58%
  60+ Days                33          $2,929,238             1.11%
  90+ Days                55          $9,040,276             3.44%
  Foreclosure             71         $91,199,567            34.67%
  REO                     44          $5,512,629             2.10%

  Totals                 321        $120,723,687            45.90%


  Advances on Delinquencies                                      $243,632.30
  Non-Recoverable Advances on Delinquencies                            $0.00